UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2006

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1440 Corporate Drive, Irving, TX 75038

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 819-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 9.01 Financial Statements and Exhibits

On July 14, 2006, EFJ, Inc. (“EFJ”) filed a Form 8-K describing its acquisition of 3e Technologies International, Inc. (“3eTI”) on July 10, 2006. EFJ hereby amends such Form 8-K to provide certain financial information required by Item 9.01 of Form 8-K with respect to 3eTI and pro forma condensed combined financial information with respect to the acquisition of 3eTI.

(a)	Financial Statements of Business Acquired

Audited Balance Sheets of 3e Technologies International, Inc. (formerly known as Aeptec Microsystems, Inc.) as of December 31, 2005 and 2004 and the related Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flows for the years ended December 31, 2005 and 2004, and the notes related thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited Consolidated Balance Sheet of 3e Technologies International, Inc. as of June 30, 2006 and the related Statements of Operations and Statements of Cash Flows for the year-to-date periods ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information with respect to EFJ’s acquisition of 3eTI is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits

The following exhibits are filed herewith:

99.1	Audited Balance Sheets of 3e Technologies International, Inc. (formerly known as Aeptec Microsystems, Inc.) as of December 31, 2005 and 2004 and the related Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flows for the years ended December 31, 2005 and 2004, and the notes related thereto

99.2	Unaudited Consolidated Balance Sheet of 3e Technologies International, Inc. as of June 30, 2006 and the related Statements of Operations and Statements of Cash Flows for the year-to-date periods ended June 30, 2006 and 2005

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: September 25, 2006	By:	/s/ Jana Ahlfinger Bell
Jana Ahlfinger Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)